UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No ___)

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HIREQUEST, INC.
(Name of Registrant as Specified in Its Charter)

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111 Springhall Drive
Goose Creek, South Carolina 29445

LETTER TO STOCKHOLDERS

Dear Fellow Stockholders of HireQuest, Inc.:

Our company has undergone an exciting and significant business transformation over the last year following the July 2019 merger between Hire Quest, LLC and Command Center, Inc., forming HireQuest, Inc. We are now a nationwide franchisor of temporary staffing offices providing on-demand labor solutions primarily in the light industrial and blue-collar segments of the staffing industry.

While we all have been impacted by COVID-19, we look forward to facing this challenge together and completing our first year as a combined company. The votes described in the accompanying proxy materials are vital to obtaining that goal.

We are pleased to invite you to attend the first annual meeting of stockholders of this newly combined company. The annual meeting of stockholders of HireQuest, Inc., a Delaware corporation, will take place on June 15, 2020 at our corporate headquarters at 111 Springhall Drive, Goose Creek, SC 29445. The meeting will begin at 2:00 p.m. Eastern Time. To encourage social distancing and to enable stockholders to participate remotely, we will provide stockholders the opportunity to attend the meeting virtually via live audio webcast and telephone dial-in. You may attend, vote, and submit questions during the annual meeting via the internet. You may also vote prior to the annual meeting via proxy card or by logging in to www.cstproxyvote.com using the unique control number printed on your proxy card and following the prompts.

Details regarding how to attend the meeting online and the business to be conducted at the annual meeting are described in the accompanying Notice of the 2020 Annual Meeting to Stockholders and proxy statement.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting in person or virtually, we urge you to sign, date, and return the proxy at once in the enclosed envelope, go online at www.cstproxyvote.com to vote now, or, if you are a beneficial stockholder, contact your bank or broker for instructions on early voting.

Sincerely, /s/ Richard F. Hermanns Richard F. Hermanns Chairman of the Board of Directors April 29, 2020

111 Springhall Drive
Goose Creek, South Carolina 29445

NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2020

The 2020 Annual Meeting of Stockholders of HireQuest, Inc., a Delaware corporation, will be held at the HireQuest corporate headquarters, 111 Springhall Drive, Goose Creek, South Carolina, 29445, and virtually via live audio webcast at http://www.cstproxy.com/hirequest/2020, on June 15, 2020 at 2:00 p.m. Eastern Time (the “Annual Meeting”), for the following purposes:

1.
To approve the election of directors ("Proposal #1");

2.
To approve the adoption of the HireQuest, Inc. 2019 Equity Incentive Plan ("Proposal #2");

3.
To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 ("Proposal #3");

4.
To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the attached proxy statement ("Proposal #4"); and

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The annual meeting may be accessed via live audio webcast. To access the webcast, please follow the instructions in the section titled “Virtual Meeting Option” beginning on page 5 of the accompanying proxy statement. You may also access the meeting via telephone. The telephone line will be listen-only. Within the United States and Canada, the toll free number is (877) 770-3647. Outside of the United States and Canada, the number is +1 (312) 780-0854 (standard rates apply). The passcode for telephone access is 35148211#.

The Company will transact no other business at the Annual Meeting except such business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof. Please refer to the accompanying proxy statement for further information with respect to the business to be transacted at the Annual Meeting.

Stockholders of record at the close of business on April 24, 2020 will be entitled to attend and to vote at the meeting and adjournments of the meeting.

You are cordially invited to attend the meeting. Even if you do not plan to attend the meeting, we urge you to vote now. If you are a registered stockholder, simply sign, date, and return the proxy at once in the enclosed envelope or go online at www.cstproxyvote.com to vote now using the unique control number printed on your proxy card. If you are a beneficial stockholder, you must contact your banker or broker to obtain instructions on early voting.

By Order of the Board of Directors of the Company, /s/ John D. McAnnar John D. McAnnar Secretary April 29, 2020

111 Springhall Drive
Goose Creek, South Carolina 29445

PROXY STATEMENT
of
HIREQUEST, INC.

Annual Meeting of Stockholders to be held on June 15, 2020

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Date and Time
June 15, 2020 at 2:00 p.m., Eastern Time

Location
HireQuest, Inc.
111 Springhall Drive
Goose Creek, South Carolina 29445

and

Via live audio webcast at www.cstproxy.com/hirequest/2020

               or

Listen-only via telephone. Within the United States and Canada, the toll free number is (877) 770-3647. Outside of the United States and Canada, the number is +1 (312) 780-0854 (standard rates apply). The passcode for telephone access is 35148211#.

Record Date
April 24, 2020

Approximate Date Proxy Materials Are First Mailed to Stockholders
May 6, 2020

Voting
Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.

Vote Right Away
Even if you plan to attend our 2020 Annual Meeting of Stockholders, either in person or virtually, please read this proxy statement with care and vote right away using one of the methods below. If you are a registered stockholder, have your proxy card or voting instructions form in hand and follow the instructions.

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Go online to www.cstproxyvote.com to register your vote today;
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Fill out and return your proxy card in the enclosed envelope; or

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record as to how to vote your shares. You must follow the instructions of the holder of record for your shares to be voted.

If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting to vote or use it to attend the virtual meeting. For more information on the virtual meeting, see Virtual Meeting Option below.

Proposals
At the Annual Meeting, stockholders of the Company will be asked to consider and vote on the following proposals:

1.
To approve the election of directors ("Proposal #1");

2.
To approve the adoption of the HireQuest, Inc. 2019 Equity Incentive Plan ("Proposal #2");

3.
To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 ("Proposal #3");

4.
To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the attached proxy statement ("Proposal #4"); and

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Company’s Board of Directors has fixed the close of business on April 24, 2020 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only the Company’s stockholders of record as of the close of business on the record date are entitled to receive notice of the Annual Meeting, to attend the Annual Meeting and to vote on all matters that properly come before the Annual Meeting.

This proxy statement and the accompanying form of proxy for the Company’s stockholders are first being mailed or delivered to the Company’s stockholders on or about May 6, 2020.

ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about the Company from other documents that are not included in or delivered with this proxy statement. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this proxy statement free of charge by requesting them in writing from the Company at the Company’s principal mailing address: 111 Springhall Drive, Goose Creek, South Carolina 29445, Attention: John D. McAnnar, Corporate Secretary or by telephone at (843) 723-7400 ext. 1000.

VIRTUAL MEETING OPTION

The Annual Meeting may be accessed virtually via live audio webcast. Both stockholders of record and beneficial or “street name” stockholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the meeting by following the instructions below.

If you are a stockholder of record:

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You must follow the instructions provided on your proxy card to first register at www.cstproxy.com/hirequest/2020 starting on June 8, 2020 at 2:00 p.m., Eastern Time. You must be registered by 11:59 p.m., Eastern Time on June 14, 2020.
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You will need to enter your name, email address, and control number (included on your proxy card) as part of the registration.

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On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by entering your control number (included on your proxy card) at www.cstproxy.com/hirequest/2020.
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If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the prompts for voting on the Annual Meeting website (you will need the control number included on your proxy card).

If you are a beneficial or “street name” stockholder, you must:

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Obtain a legal proxy from your broker, bank or other nominee.
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Once you have your legal proxy form, contact Continental Stock Transfer to have a control number generated. You may contact Continental Stock Transfer at (917) 262-2373 or by email at proxy@continentalstock.com. “Street name” holders who wish to attend the Annual Meeting should contact Continental Stock Transfer no later than June 8, 2020.
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Once you have obtained a control number, register at www.cstproxy.com/hirequest/2020 starting on June 8, 2020 at 2:00 p.m. Eastern Time. You must be registered by 11:59 p.m., Eastern Time on June 14, 2020.
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You will need to enter your name, email address, and control number as part of the registration.
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On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by entering your control number at www.cstproxy.com/hirequest/2020.
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If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the prompts for voting on the Annual Meeting website (you will need the control number you received from Continental Stock Transfer).

Registration for the Annual Meeting will open on June 8, 2020 at 2:00 p.m., Eastern Time. The Annual Meeting live audio webcast will begin promptly at 2:00 p.m., Eastern Time, on June 15, 2020. We encourage you to access the meeting prior to the start time. You should allow ample time for the check-in procedures on the day of the Annual Meeting.

ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

This proxy statement constitutes a proxy statement for the Company under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The accompanying Notice of the 2020 Annual Meeting of Stockholders constitutes a notice of meeting with respect to the Annual Meeting.

You should rely only on the information contained in or incorporated by reference into this proxy statement and the accompanying notice. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement or the accompanying notice. This proxy statement is dated April 29, 2020.

The enclosed proxy is solicited by our Board of Directors.  Such solicitation is being made by mail and may also be made by directors, officers and regular employees of HireQuest personally or by telephone.

Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying us in writing at 111 Springhall Drive, Goose Creek, SC 29445, attention: Corporate Secretary, or by appearing in person at the meeting.

Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in accordance with the Board’s recommendations: “FOR” each of the Board of Directors nominees that are standing for election to the Board of Directors, “FOR” the Equity Incentive Plan Proposal, “FOR” the proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and “FOR” the Say-on-Pay Proposal. With respect to any other matter that properly comes before the Annual Meeting, Richard F. Hermanns and John D. McAnnar will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Shares voted as abstentions on any matter (or a “withhold authority” vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a “non-vote” proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

Effect of Not Casting Your Vote.

If you hold your shares beneficially or in “street name” it is critical that you cast your vote if you want it to count in the election of directors, the approval of the Equity Incentive Plan, and the advisory vote on executive compensation (Proposals 1, 2, and 4 of this Proxy Statement). Your bank or broker is not permitted to vote your uninstructed shares on these proposals. Thus, if you hold your shares in “street name” and you do not instruct your bank or broker how to vote on Proposals 1, 2, or 4, your shares will not be counted as having been voted on the applicable proposal and therefore will have no effect on the vote, assuming a quorum is present. Please instruct your bank or broker so your vote can be counted. Your bank or broker does have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3 of this Proxy Statement).

Changing Your Vote

Even if you submit a vote, you may revoke or change your vote at any time prior to or during the Annual Meeting either by:

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giving written notice to our Corporate Secretary revoking your proxy;
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timely delivering a later dated proxy;
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attending the Annual Meeting and voting in person; or
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attending the Annual Meeting virtually and voting online.

Expenses

All the expenses involved in preparing, assembling, and mailing this proxy statement and the material enclosed with the proxy statement will be paid by HireQuest. HireQuest may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.

Outstanding Shares and Voting Rights

The Board of Directors has fixed April 24, 2020, as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 24, 2020, 13,544,853 shares of our common stock were issued and outstanding. Common stock is the only outstanding class of capital stock and the only class entitled to vote at the meeting. Each share of common stock is entitled to one vote on each matter to be voted on at the meeting. Stockholders are not entitled to cumulative voting rights.

Under applicable Delaware law, approval of each of the proposals to be voted on at the meeting except the election of the nominees requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.  The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

Inspector of Elections

A representative of Continental Stock Transfer & Trust will serve as the inspector of elections.

CORPORATE GOVERNANCE AND OTHER BOARD INFORMATION

Board Composition and Code of Ethics

The Board is currently composed of Richard Hermanns, R. Rimmy Malhotra, Edward Jackson, Kathleen Shanahan, Payne Brown, Lawrence Hagenbuch, and JD Smith.

The Board has adopted the HireQuest, Inc. Code of Ethics and Business Conduct (the “Code”). A copy of the Code is available on our website at www.hirequest.com by choosing the “Invest in HireQuest” tab, then clicking the “Investor Relations” button, and finally selecting “Corporate Governance.” We will provide a copy to any stockholder free of charge upon request. We will satisfy the disclosure requirement of Item 5.05 of Form 8-K (which requires disclosure on Form 8-K or the company website of certain waivers or amendments of the Code) by posting relevant information on our website at www.hirequest.com. The contents of our website are not incorporated by reference in this proxy statement.

Board Meetings in 2019

The full Board of Directors held twelve meetings in 2019.

Director Attendance

During the year ended December 31, 2019, each of our directors attended at least 75% of all meetings of the Board and committees of which he or she was then a member. We encourage, but do not require, our directors to attend our annual meeting of stockholders. All of our current directors who were serving on the Board at the time of our 2019 annual meeting attended the 2019 annual meeting.

Independent Directors

Following the Merger, the Board determined that the following directors are independent pursuant to the Nasdaq Listing Rules: R. Rimmy Malhotra, Kathleen Shanahan, Edward Jackson, Payne Brown, JD Smith, and Lawrence Hagenbuch.

The Board expects that Mr. Olmstead, a nominee for election to the Board this year, would also be independent.

Leadership Structure of the Board

In accordance with our bylaws, our Board of Directors appoints our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. The Board does not have a policy regarding whether the role of the Chairman and Chief Executive Officer should be separate. Periodically, the Board assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served.

Mr. Hermanns currently serves as our Chairman and Chief Executive Officer. In his role as Chairman, Mr. Hermanns presides over meetings of the full Board of Directors, provides guidance to the Board and management on a variety of key issues, and is responsible for long-range strategic planning for the Company. As Chief Executive Officer, Mr. Hermanns is responsible for the active management, day-to-day leadership, and performance of the Company. Our Board has determined that Mr. Hermanns’ involvement as both Chairman and Chief Executive Officer benefits the Company because of his proven leadership; extensive knowledge of all aspects of the Company and its business and risks, its industry, and its competitors; deep understanding of the Company’s operations and intimate involvement in the day-to-day business positioning him to elevate the most critical business issues for consideration by the Board; and significant personal investment in the Company that aligns his interests with those of stockholders. The Board believes that having Mr. Hermanns serve in both capacities of Chairman and CEO currently allows him to more effectively execute HireQuest’s strategic initiatives and business plans and to confront its challenges.

HireQuest also has a Vice Chairman, Mr. Malhotra, who is an independent director. Mr. Malhotra is an additional resource for the Board and management with respect to governance and financial matters. The Vice Chairman has the responsibility and authority to preside over all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors, serving as a key liaison between the Chairman and the independent directors, reviewing and approving agendas for the Board of Directors, recommending selection for membership for each board committee, and being available, when appropriate, for consultation and communication with management, independent directors, the Chairman, and stockholders.

After careful consideration, our Board has determined that HireQuest’s current Board structure with a combined Chairman and CEO role and an independent Vice Chairman, is the most appropriate leadership structure for HireQuest and its stockholders given the Company’s ownership and operations.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills. The Nominating and Governance Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy, however, the Nominating and Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas including business, accounting and finance, marketing and sales, legal, government affairs, regulatory affairs, business development, technology, and other areas that are relevant to our activities.

The Nominating and Governance Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to the Company and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Governance Committee believes it is appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the NASDAQ Listing Rules. The Nominating and Governance Committee also believes it is appropriate for key members of our management to participate as members of the Board of Directors. Prior to each annual meeting of stockholders, the Nominating and Governance Committee identifies nominees first by evaluating the current directors who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Governance Committee determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by stockholders.

Effective September 11, 2019, our Board of Directors approved and adopted the Bylaws of HireQuest, Inc. (the “Bylaws”). The Bylaws included Article 2.4(ii) – Advance Notice of Director Nominations at Annual Meetings. A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Company’s Corporate Secretary in writing. The notice must include the following information regarding the nominee: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). As to the stockholder giving such notice, the notice must include: (1) the name and address, as they appear on the corporation’s books, of the stockholder proposing such nominee and any Stockholder Associated Person (as defined in the Bylaws), (2) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and (4) any material interest of the stockholder or a Stockholder Associated Person in such business. In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (2) and (3) above as of the record date for notice of the meeting. The notice must also include a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee. Submission of a prospective nominee must comply with all requirements set forth in the Company’s Bylaws.

Communications with the Board

Any interested party may communicate with the Board, the Chairman of the Board, or the non-employee directors as a group on a Board-related issue by sending a written communication to: Corporate Secretary, HireQuest, Inc. 111 Springhall Drive, Goose Creek, SC 29445. Relevant communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as sponsorship requests, licensing requests, annual report requests, business solicitations, advertisements, brand comments, and job inquiries. Any communication that is screened as described above will be made available to any director upon his or her request.

Executive Sessions

Our non-employee directors meet regularly in executive sessions without members of management. The Committees of the Board also generally meet in executive session after each regular meeting.

Our Board’s Role in Risk Oversight

The Board and its Committees play an active role in overseeing the identification, assessment, and mitigation of risks that are material to the Company. In fulfilling this responsibility, the Board and its Committees regularly consult with management to evaluate and, when appropriate, modify the Company's risk management strategies. While certain categories of risk, such as related party transactions and oversight of internal control over financial reporting, are allocated to the Audit Committee, the entire Board is regularly informed about such risks from management and the Audit Committee.

The Board regularly reviews information regarding our primary areas of risk assessment including key risks in the strategic, competitive, economic, operational, financial, legal, compliance, regulatory, and reputational realms. Management is charged with identifying material risks that the Company faces in a timely manner, implementing strategies that are responsive to the Company’s risks, evaluating risk and risk management, and promptly communicating information regarding risk to the Board.

STANDING BOARD COMMITTEES

Each of the committees listed below is a standing committee of our Board. The Board has adopted written charters for each committee, which are available on our website at www.hirequest.com by choosing the “Invest in HireQuest” tab, then clicking the “Investor Relations” button, and finally selecting “Corporate Governance.” We will provide a copy of any committee charter to any stockholder free of charge upon request. The Board has determined that all members of the Audit, Compensation, and Nominations and Corporate Governance Committees are independent and satisfy the relevant Securities and Exchange Commission and Nasdaq independence requirements and other requirements for members of such committees.

The following table presents information on our current board committees:

Director	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee
Richard Hermanns
R. Rimmy Malhotra*	X	X
Payne Brown		X	C
Kathleen Shanahan	X		X
Lawrence Hagenbuch*	C
Edward Jackson		C
JD Smith			X
X = Member
C = Chair
* = Audit Committee Financial Expert

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, consists entirely of directors who meet the independence requirements of Nasdaq and Rule 10A-3 under the Exchange Act. The Board has determined that Lawrence Hagenbuch and R. Rimmy Malhotra are both “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K, and have accounting and financial management expertise within the meaning of the Nasdaq rules.

The Audit Committee provides oversight by reviewing financial reports and other financial information of HireQuest, reviewing our systems of internal control regarding finance, accounting, legal compliance, and ethics, reviewing our auditing, accounting and financial reporting process, and administering our related party transactions policy including review and approval of all potential related party transactions. The Audit Committee monitors our financial reporting process and internal control system. The Audit Committee coordinates, reviews and appraises the audit efforts of our independent registered public accounting firm. The Audit Committee communicates directly with the independent accountants, financial and senior management, and our Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain independent counsel and advisors to fulfill its responsibilities and duties should it deem doing so advisable. The current Audit Committee is comprised of Lawrence Hagenbuch (Chair), Kathleen Shanahan, and R. Rimmy Malhotra. Prior to the Merger, the Audit Committee was comprised of Galen Vetter (Chair), Lawrence Hagenbuch, and Steven P. Oman. The Audit Committee held five meetings in 2019.

Compensation Committee

The Compensation Committee consists entirely of directors who meet the independence requirements of Nasdaq and Rule 10C-1 under the Exchange Act. The principal duties and responsibilities of the Compensation Committee are to review and approve annually the corporate goals and objectives applicable to the CEO’s compensation and judge the CEO’s performance, to review and make recommendations regarding the compensation and performance of other executive employees, to review and recommend incentive compensation plans, to review and make recommendations regarding employment and severance agreements, and to review director compensation.

The Compensation Committee has the power to select and retain a compensation consultant as necessary. No such advisors are currently engaged. The Compensation Committee did not use an advisor to assist it in determining executive compensation for 2019. Executive management is actively involved in determining appropriate compensation and making recommendations to the Compensation Committee for its consideration. The Compensation Committee generally reviews the compensation programs applicable to executive officers on an annual basis. In setting compensation levels for a particular executive, the Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as the executive’s past and expected future contributions to our business.

The current Compensation Committee is comprised of Edward Jackson (Chair), Payne Brown, and R. Rimmy Malhotra. Prior to the Merger, the Compensation Committee consisted of Lawrence Hagenbuch (Chair), R. Rimmy Malhotra, and Steven Bathgate. The Compensation Committee held three meetings in 2019.

Nominations and Corporate Governance Committee

The Nominations and Corporate Governance Committee consists entirely of directors who meet the independence requirements of Nasdaq. The principal duties and responsibilities of the Nominations and Corporate Governance Committee include determining qualifications and expertise required to be a director, identifying and screening individuals qualified to become members of the Board, making recommendations to the Board regarding selection and approval of directors, overseeing corporate governance practices and procedures, and reviewing the Board’s committee structure.

The current Nominations and Corporate Governance Committee members are Payne Brown (Chair), Kathleen Shanahan, and JD Smith. Prior to the Merger, the Nominations and Corporate Governance Committee consisted of JD Smith (Chair), Galen Vetter, and Steven P. Oman. The Nominations and Corporate Governance Committee held one meeting in 2019.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

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reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2019;

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discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), and SEC Regulation S-X, Rule 2-07 (Communication with Audit Committee);

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received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from the Company; and

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission.

In addition, the Audit Committee appointed Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and any interim periods.

Audit Committee

Lawrence Hagenbuch
R. Rimmy Malhotra
Kathleen Shanahan

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

We recognize that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. Our general policies with respect to such transactions are included in our Code of Ethics and Business Conduct, and specific policies are included in our HireQuest, Inc. Related Party Transactions Policy (the “Policy”). All employees and directors are required to follow both policies, and the Audit Committee of the Board is charged with reviewing and approving all related party transactions.

Our Policy defines related party transactions as any transaction, arrangement, or relationship, or any series of similar transactions, arrangements or relationships, in which (i) the Company or any of its subsidiaries is or will be a participant, (ii) the aggregate amount involved in any fiscal year will or may be expected to exceed the lesser of $120,000 or one percent of the average total assets of the Company at year end for the last two completed fiscal years, and (iii) any related party has or will have a direct or indirect material interest. This also includes any material amendment or modification to an existing related party transaction. The Policy, in turn, defines a related party as any person who is or was (since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement, even if such person does not presently serve in that role) an executive officer, director, or nominee for director of the Company, any stockholder owning more than 5% of any class of the Company's voting securities, or an immediate family member of any such person.

It is the responsibility of the Audit Committee of the Board to administer the Policy. The Audit Committee shall review all of the relevant facts and circumstances of all related party transactions that require the Committee's approval and either approve or disapprove of the entry into the related party transaction. In determining whether to approve or ratify a related party transaction, the Committee must take into account, among other factors it deems appropriate, (i) whether the transaction was undertaken in the ordinary course of business of the Company, (ii) whether the related party transaction was initiated by the Company, a subsidiary, or the related party, (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to the Company of, the related party transaction, (v) the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party, (vi) the related party's interest in the related party transaction, and (vii) any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Committee may approve the Related Party Transaction only if the Committee determines in good faith that, under all of the circumstances, the transaction is in the best interest of the Company and its stockholders. The Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the Related Party Transaction.

Certain transactions, including employment of executive officers, compensation of directors, certain transactions with other companies in which the relationship of the related party to the other company does not reach a certain nexus, certain charitable contributions, transactions in which all stockholders receive proportional benefits, and indemnification of directors and officers, are exempted from the Policy.

Related Party Transactions

The following transactions, which have occurred since the beginning of 2018 involving related parties, have met, or are reasonably expected to meet, the definition of Related Party Transaction pursuant to the Policy. Transactions occurring prior to July 15, 2019 occurred when Hire Quest Holdings, LLC was a private company.

The Worlds Franchisees
Mr. Jackson and immediate family members of Mr. Hermanns have ownership interests in certain of our franchisees (the “Worlds Franchisees”). There were 20 Worlds Franchisees at December 31, 2019 that operated 57 of our 147 offices. There were 23 Worlds Franchisees that operated 50 of Hire Quest LLC’s 97 offices at December 31, 2018.

Mr. Hermanns’ three children and son-in-law own in the aggregate between 26.48% and 63.05% of each of the Worlds Franchisees. Mr. Jackson owns between 10.59% and 25.45% of each of the Worlds Franchisees.

Royalty fees which the Worlds Franchisees paid the Company for the relevant periods are set forth below:

	Year ended
	December 31, 2019	December 31, 2018
Franchisee royalty fees paid to the Company	$6,964,690	$5,900,637

Franchisee royalty fees paid to the Company correspond to a value (based on current ownership) of approximately $3.1 million and $2.5 paid by the Worlds Franchisees attributable to the ownership of relatives of Mr. Hermanns in 2019 and 2018. Royalty fees paid by the Worlds Franchisees attributable to Mr. Jackson's ownership correspond to a value of approximately $1.3 million and $1.0 million during the same time periods.

On July 15, 2019, in connection with the Merger, the Company closed on the sale of assets of several offices to Worlds Franchisees for an aggregate purchase price of $2.2 million. Based on their respective ownership interests in the purchasing Worlds Franchisees, this corresponds to a value of approximately $1.1 million for immediate relatives of Mr. Hermanns and $0.5 million for Mr. Jackson.

Contemporaneously with the sale of these assets, the Company entered into an agreement with Hire Quest Financial, LLC, another entity in which Mr. Hermanns and Mr. Jackson collectively own a majority stake (discussed immediately below), whereby the promissory notes issued by the Worlds Buyers to the Company in the aggregate principal amount of approximately $2.2 million were transferred to HQF in exchange for accounts receivable of an equal value. Accordingly, the Company received the full payment price for the office assets upon the closing of the Merger on July 15, 2019, and the Worlds Franchisees have no outstanding obligation to the Company with respect to those assets.

Hire Quest Financial LLC
Mr. Hermanns (61.40%) and Mr. Jackson (26.71%) own a majority of Hire Quest Financial, LLC (“HQF”), a financial services entity. In addition to the transaction described immediately above, the following transactions occurred prior to the Merger.

Prior to March 20, 2018, HQF provided Hire Quest, LLC finance and insurance related services and a line of credit. HQF charged a management fee, including the interest charge on the line of credit, of 2% of the sales of Hire Quest, LLC’s franchisee-owned and company-owned offices, also known as system-wide sales. Hire Quest, LLC terminated this arrangement in March 2018. The total fee paid in 2018 was approximately $249,000. The amount of the fee allocable to Mr. Hermanns’ ownership was approximately $152,900. The amount of the fee allocable to Mr. Jackson’s ownership was approximately $66,500.

During the year ended December 31, 2018, Hire Quest, LLC transferred approximately $1.8 million of accounts and notes receivable due from franchisees to HQF, as well as approximately $600,000 of investments and property and equipment. The amount of these conveyances allocable to Mr. Hermanns’ ownership was approximately $1.5 million. The amount of these conveyances allocable to Mr. Jackson’s ownership was approximately $641,000. On July 14, 2019, in connection with the Merger, Hire Quest, LLC conveyed approximately $2.2 million of accounts receivable to HQF. These transfers were used to pay down intercompany debt obligations. This corresponds to a value (based on ownership) of approximately $1.1 million for Mr. Hermanns and approximately $0.5 million for Mr. Jackson

The intercompany debt was entirely extinguished prior to the Merger. Currently, there is no intercompany debt. At December 31, 2019 and December 31, 2018, the Company owed HQF $-0- and approximately $6.7 million, respectively. HQF has no current business dealings with the Company.

Hirequest Insurance Company
Mr. Hermanns (49.90%), his adult daughter (11.00%), a trust under his control (0.50%), and Mr. Jackson (26.72%), collectively own a majority of Hirequest Insurance Company (“HQ Ins.”), a North Carolina protected cell captive insurance company. Effective March 1, 2010, Hire Quest, LLC purchased a deductible reimbursement insurance policy from HQ Ins. to cover losses up to the $500,000 per claim deductible on the Hire Quest, LLC high-deductible workers’ compensation policy originally obtained through AIG and, later, through ACE American Insurance Company. Hire Quest, LLC terminated its policy with HQ Ins. on July 15, 2019 upon the closing of the Merger.

Premiums paid by Hire Quest, LLC to HQ Ins. for workers’ compensation insurance during the years ended December 31, 2019 and 2018 are approximately $3.6 million and $5.5 million, respectively. The amounts allocable to Mr. Hermanns' ownership and that of his family were approximately $2.2 million and $3.4 million, respectively. The amounts allocable to Mr. Jackson's ownership were approximately $1.0 million and $1.5 million, respectively. HQI has no current business dealings with the Company.

Insurance Technologies, Inc.
Mr. Hermanns (19.58%) and Mr. Jackson (42.08%) collectively are the majority owners of Insurance Technologies, Inc. ("Insurance Technologies"), an IT development and security firm. On October 24, 2019, the Company entered into an agreement with Insurance Technologies to add certain cybersecurity protections to our existing information technology systems and to assist in developing future information technology systems within our HQ Webconnect software. Insurance Technologies invoiced the Company $60,000 in 2019 and has invoiced the Company approximately $50,000 in 2020 pursuant to this agreement.

Jackson Insurance Agency and Bass Underwriters
Mr. Jackson owns 51% of Jackson Insurance Agency (“Jackson Insurance”). Mr. Jackson (42.08%) and Mr. Hermanns (19.58%) collectively own a majority of Bass Underwriters, a large managing general agent ("Bass"). Jackson Insurance and Bass brokered Hire Quest LLC’s property, casualty, general liability, and cybersecurity insurance prior to the Merger. Since July 15, 2019, they have brokered these same policies for the Company. Jackson Insurance, but not Bass, also brokers certain insurance policies on behalf of some of our franchisees, including the Worlds Franchisees.

Premiums, taxes, and fees paid to Jackson Insurance and Bass for the Company's 2020 polices were approximately $561,000, during 2019 were approximately $613,000, and during 2018 were approximately $212,000. Jackson Insurance and Bass do not retain the majority of the premiums but they do retain a commission of approximately 9% - 15% of premiums depending on the market. Commissions retained by Jackson Insurance with respect to the premiums disclosed above were approximately $68,000, $54,000 and $20,000, respectively. Mr. Jackson’s interest, based on his ownership, in these amounts was approximately $35,000, $28,000 and $10,000, respectively. Commissions retained by Bass were approximately $5,000 for 2020 policies, $21,000 in 2019, and $6,000 in 2018. Mr. Jackson's ownership interest in Bass corresponds to a value of approximately $2,000, $9,000 and $3,000 of these commissions respectively. Mr. Hermanns' ownership interest in Bass corresponds to a value of approximately $1,000, $4,000 and $1,000 respectively.

ELECTION OF DIRECTORS
(Proposal #1)

At the meeting, the Board of Directors is to be elected to hold office until the 2021 annual meeting of stockholders or until successors are elected and are qualified to serve. Our Board of Directors currently consists of seven members. Three of the Directors, Mr. Malhotra, Mr. Hagenbuch, and Mr. Smith, were elected at the 2019 annual meeting of stockholders of Command Center, Inc. The other four directors, Mr. Hermanns, Mr. Jackson, Ms. Shanahan, and Mr. Brown, were appointed on July 15, 2019 pursuant to the Agreement and Plan of Merger dated April 8, 2019 between and among Command Center, Inc., CCNI One, Inc., Command Florida, LLC, Hire Quest Holdings, LLC, and Richard Hermanns as Member Representative (the “Merger Agreement”).

One Director, Mr. Smith, has informed the Company of his intention to retire from the Board as of the date of the Annual Meeting and, as such, is not included in this proxy statement as a nominee for re-election. The Company thanks him for his service.

The remaining six current members of our Board have been recommended for re-election. The final nominee, Mr. Olmstead, does not currently serve on our Board. The Nominating and Governance Committee recommended Mr. Olmstead’s nomination. The Merger Agreement requires one of Mr. Malhotra and Mr. Hagenbuch to remain on our Board until the 2021 annual meeting of stockholders and the other to remain on our Board until the 2022 annual meeting of stockholders, subject in each case to election by the stockholders.

Upon the recommendation of the Nominating and Governance Committee, our Board of Directors has nominated each of the following seven individuals to be elected to serve until the 2021 annual meeting. Each of the nominees has consented to being named in this proxy statement and has agreed to serve as a director if elected. As of the date of this proxy statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The Board of Directors recommends that the stockholders elect the nominees named below.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.  Each person nominated has agreed to serve if elected, and we know of no reason why any of the listed nominees would be unavailable to serve.

The Nominees:

Richard Hermanns

Richard Hermanns, age 56, has served as Chairman of the Board, President and Chief Executive Officer of HireQuest, Inc. since July 2019. Mr. Hermanns has nearly thirty years of experience in the temporary staffing industry. He previously served as Chief Executive Officer and Secretary of Hire Quest, LLC since the Company’s founding in 2002. He also previously served in the same capacities for predecessor entities since July 1991. He is also Chairman of the Board of Directors and President of Hirequest Insurance Company and has been since its founding in 2010. He has been Chief Executive Officer of Hire Quest Financial, LLC since its founding in 2006. Together with Edward Jackson, Mr. Hermanns owns a majority stake in Bass Underwriters, Inc., a large managing general insurance agent, and its related companies. Prior to founding Hire Quest and its related entities, Mr. Hermanns served as Chief Financial Officer of Outsource International, formerly known as Labor World USA, Inc., and as an Assistant Vice President for NCNB National Bank (now Bank of America). Mr. Hermanns graduated summa cum laude with his Bachelor of Science degree in Economics and Finance from Barry University, and his Master of Business Administration in Finance from the University of Southern California. Mr. Hermanns is also active in the charitable realm. Among his charitable pursuits, he founded the Higher Quest Foundation, a non-profit organization dedicated to fighting global hunger in a more sustainable way. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Hermanns should continue to serve as a director include his continued tenure leading the Company, his business acumen, and his experience in the temporary staffing industry. In addition, his significant ownership stake in HireQuest provides our board with a unique perspective regarding the long-term strategy of the company.

R. Rimmy Malhotra

R. Rimmy Malhotra, age 44, is the Vice Chairman of our Board of Directors. Mr. Malhotra serves on the Audit Committee and the Compensation Committee of our Board. He was appointed to Command Center’s Board of Directors on April 6, 2016 and was retained upon the Merger. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for the Nicoya Fund LP, a private investment partnership. Since November 2019, Mr. Malhotra has served on the Board of Directors of Optex Systems Holdings, Inc. (OTCQB:OPXS). He is the Chair of Optex Systems’ Compensation Committee and sits on its Audit Committee. Previously, from 2008 to 2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Company Act of 1940, as amended. Prior to this, he was an investment analyst at a New York based hedge fund. He earned a Master of Business Administration in Finance from The Wharton School and a master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University. The experience, qualifications, attributes, or skills that led our Board to conclude that Mr. Malhotra should continue to serve as a director of our Company include his experience with public equities and his qualifications as a financial matters expert.

Edward Jackson

Edward Jackson, age 54, has served on the Board since July 2019. Mr. Jackson has more than 35 years of experience in the insurance industry. He is currently, and has been since August 1994, the President of Bass Underwriters, Inc., a large managing general insurance agent, in which he and Mr. Hermanns own a majority stake. In his capacity as president of Bass he oversees all management operations, marketing strategies, underwriting reviews, and claims procedures. He also has diverse business holdings in industries other than insurance. He was previously a member of and consultant to Hire Quest Holdings, LLC and its related family of companies. He owns and is president of one of the largest Haagen Dazs franchise offices in North America, and he founded a company that provides inspection services for insurance carriers nationwide. He holds a Bachelor of Science degree in Risk Management and Insurance from Florida State University. He holds insurance licenses in General Lines (Property & Casualty), and Surplus Lines, Health and Life. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Jackson should continue to serve as a Director include his business acumen, his experience leading a large managing general agent, and his experience in the insurance industry.

Payne Brown

Payne Brown, age 56, has served on the Board since July 2019. Mr. Brown chairs our Nominations and Governance Committee and serves on our Compensation Committee. Mr. Brown currently serves as the President of THINK450, a for-profit innovation engine of the National Basketball Players Association. In this role, he is charged with creating disruptive and substantive business relationships for NBA players. Prior to becoming President of THINK450 in October 2018, Mr. Brown was the Managing Partner of Econet Media Partners, a licensor of sports content and production investor in video content in Sub-Saharan Africa. He has also served as Managing Director of Highbridge Principal Strategies, an alternative investment management organization founded in 1992, with a diversified investment platform including hedge funds, traditional investment management products, and credit and equity investments with longer-term holding periods. Mr. Brown serves on the Board of Directors of REVOLT TV, a multimedia platform founded by Sean “Diddy” Combs. He has been the Chief of Staff to Dick Parsons during his time as interim CEO of the Los Angeles Clippers. Mr. Brown has also been a Vice President of Strategic Initiatives and a corporate officer at Comcast Corporation. He has served on numerous boards including the Philadelphia Urban League, Project Home, and the Board of Advisors for the Philadelphia chapter of the National Association for Multi-Ethnicity in Communications. Mr. Brown received a Juris Doctor degree from George Washington University and his Bachelor of Science degree in Management from Purdue University. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Brown should continue to serve as a director of our Company include his experience serving as an executive in leadership roles at several different organizations, his business acumen and relationships, and his broad corporate experience.

Kathleen Shanahan

Kathleen Shanahan, age 61, has served on the Board since July 2019. She serves on our Audit Committee and Nominations and Governance Committee. Ms. Shanahan presently is Co-Chief Executive Officer of Turtle & Hughes, Inc. Established in 1923, Turtle & Hughes ranks among the nation’s top twenty electrical distribution companies serving the industrial, construction, commercial, electrical contracting, export, and utility industries. Turtle & Hughes operates in the United States, Canada, Mexico, and Puerto Rico and is a certified women-owned business. Ms. Shanahan currently serves as a member of the Board of Directors and Compensation and Nominating and Corporate Governance Committees of Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD). Ms. Shanahan was previously Chair and Chief Executive Officer, of Ground Works Solutions, formerly URETEK Holdings, Inc., a corporation focused on soil stabilization and densification. She served as a member of the Board of Directors and Audit Committee of TRC Companies, Inc. (NYSE:TRR) from 2015 – 2017, and as a member of the Board of Directors and Chair of the Executive Compensation Committee of WCI Communities, Inc. (NYSE:WCI) from 2004 – 2007. She has also been the CEO and Chair of WRSCompass, an environmental engineering and contracting company with a national footprint. She served as Chief of Staff for Florida Governor Jeb Bush, Chief of Staff for Vice President-elect Dick Cheney, Deputy Secretary of the California Trade and Commerce Agency for Governor Wilson, Special Assistant to then Vice President George H. W. Bush, and Staff Assistant to President Ronald Reagan’s National Security Council. Ms. Shanahan currently serves and has served in the past on several other boards of public and private corporations as well as government and civic organizations. She received her undergraduate degree in Nutrition and Biochemistry from the University of California, San Diego, Revelle College, and her Master in Business Administration from New York University. The particular experience, qualifications, attributes or skills that led our Board to conclude that Ms. Shanahan should continue to serve as a director of our Company include her proven leadership skills, her various business and political relationships, and her service as both executive and director of multiple organizations.

Lawrence F. Hagenbuch

Lawrence F. Hagenbuch, age 52, was appointed to Command Center’s Board of Directors in April 2018 and was retained after the Merger. He brings extensive operations and board experience to HireQuest, along with expertise in the creation of innovative marketing and planning strategies. Mr. Hagenbuch is currently a Managing Director with Huron Consulting, a position he has held since August 2018. Mr. Hagenbuch currently sits, and has since November 2019, on the Board of Directors and is the Chair of the Audit Committee of Optex Systems Holdings, Inc. (OTCQB:OPXS). Mr. Hagenbuch served on the board of directors and the audit and compensation committees of the publicly traded firm Remy International, Inc. (NASDAQ:REMY) from 2008 until the sale of the company in 2015. He currently serves on the board of directors of publicly traded company Arotech Corporation (NASDAQ:ARTX). Mr. Hagenbuch has served in senior management positions at J. Hilburn, Alix Partners, GE / GE capital, and American National Can. Mr. Hagenbuch began his professional career in the United States Navy. Mr. Hagenbuch earned an undergraduate degree in engineering from Vanderbilt University on a full Navy ROTC scholarship. He later earned an MBA from the Wharton School of the University of Pennsylvania. Mr. Hagenbuch currently serves as a founding board member of the veteran’s service charity, Soldiers Who Salsa. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Hagenbuch should continue to serve as a director of our Company include his years of operating experience at both large and growth-oriented companies, in addition to his experience as a director of other public companies.

Jack A. Olmstead

Jack A. Olmstead, age 66, was appointed as President of Tri-City Electrical Contractors, Inc., one of Florida’s leading electrical contractors, in 2001. He has over 37 years of operations management experience in the electrical construction industry. Mr. Olmstead also actively participates in trade associations and continuing education. A past president of The Associated Builders and Contractors, Inc. (“ABC”) -- Gulf Coast Chapter, Jack is currently a member of the National Committee for ABC. Currently serving on the boards for the CEO Council of Tampa and Build Tampa Bay, Jack is active in the community. He has served on the Board of Directors for the Central Florida Chapter of the Children’s Home Society of Florida and is a dedicated supporter for Lifepath Hospice and PACE Center for Girls in Hillsborough County. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Olmstead should serve as a director of our Company include his many years of operational experience in an industry we serve, his participation in strategic planning and growth of a company in a related industry and his many business connections.

Board Recommendation

The Board of Directors unanimously recommends that the stockholders vote FOR each of the seven nominees set forth in Proposal #1 to serve a term that will continue until the next annual meeting of stockholders.

Retirement of Mr. Smith

In addition to the information provided above for the Directors who are nominees for election at the Annual Meeting, below is information concerning Mr. Smith who currently serves on our Board, and will continue to do so until his retirement from the Board at the Annual Meeting.

JD Smith

JD Smith, age 47, became a member of Command Center’s Board of Directors on December 10, 2012 and was retained after the Merger. He serves on the Board’s Nominations and Governance Committee. Mr. Smith has worked in real estate investment, construction and development since 1982. Currently, Mr. Smith is the owner of Real Estate Investment Consultants, LLC, a turnkey investment service firm serving all sectors of real estate and investment and development businesses. He also serves as chairman of the Board of Directors of iCore Connect, Inc. (OTCQB:ICCT), a publicly held New York based company and provider of comprehensive healthcare communications solutions. From 2008 until 2012 he was Director of Development for CP Financial, a venture capital firm based in Scottsdale, Arizona. From 1993 until 2008 he developed over two dozen projects in the Phoenix Metro Area, acting through his companies JD Investments, Inc., The High Sonoran Group, Inc., and JD Smith Development, LLC. In 1990 he formed his first operating company to buy and maintain residential rental properties and obtained his real estate license. In 1993 he graduated from Arizona State University with a Bachelor of Science degree in Real Estate.

DIRECTOR COMPENSATION

The following individuals served as Directors of HireQuest, Inc. or Command Center, Inc. during all or some portion of 2019: Richard F. Hermanns, R. Rimmy Malhotra, Edward Jackson, Lawrence Hagenbuch, Kathleen Shanahan, Payne Brown, JD Smith, Galen Vetter, Richard Coleman, Steven P. Oman, and Steven Bathgate.

The following table summarizes the compensation we paid to non-employee directors during 2019. Compensation paid to Messrs. Hermanns and Coleman is disclosed under “Compensation of Named Executive Officers – Summary Compensation Table” below.

Name	Fees earned or paid in cash	Stock Awards (1)	Total
Edward Jackson	$-	$130,850	$130,850
JD Smith (2)	38,521	108,000	146,521
Kathleen Shanahan	-	132,776	132,776
Lawrence F. Hagenbuch	19,397	132,506	151,903
Payne Brown	-	132,776	132,776
R. Rimmy Malhotra (3)	20,398	139,657	160,055
Steve Bathgate (4)	16,504	-	16,504
Galen Vetter (4)	18,495	-	18,495
Steven Oman (4)	16,863	-	16,863
Total	$78,316	$776,564	$854,880

1.
This column represents the grant date fair value of shares awarded to each non-employee director in 2019 in accordance with U.S. GAAP. The amounts were calculated using the closing price of our stock on the grant date. The amounts include all vested and unvested shares. Of these amounts, $108,000 represent the value of the Initial Restricted Shares granted pursuant to the 2019 Director Compensation Plan (the “Director Compensation Plan”) disclosed below. The following amounts represent the value of stock elected in-lieu of Cash Retainers included in this column: Mr. Jackson - $22,850; Mr. Smith - $0; Ms. Shanahan - $24,776; Mr. Hagenbuch - $24,506; Mr. Brown - $24,776; Mr. Malhotra - $31,657.
2.
At the end of the fiscal year, Mr. Smith had vested options to purchase 12,083 shares of HQI common stock with an average strike price of $8.76 per share.
3.
At the end of the fiscal year, Mr. Malhotra had options to purchase 8,750 shares of HQI common stock with an average strike price of $5.50 per share. 50% of these options have vested. 25% will vest on June 18, 2020, and 25% will vest on June 18, 2021.
4.
Served as director until July 14, 2019.

Non-Employee Director Compensation Prior to the Merger

Name	Fees earned or paid in cash	Stock Awards	Total
JD Smith	$20,398	-	$20,398
Lawrence F. Hagenbuch	19,397	-	19,397
R. Rimmy Malhotra	20,398	-	20,398
Steve Bathgate	16,504	-	16,504
Galen Vetter	18,495	-	18,495
Steven Oman	16,863	-	16,863
Total	$60,194	$-	$60,194

Non-Employee Director Compensation Following the Merger

Name	Fees earned or paid in cash	Stock Awards (1)	Total
Edward Jackson	$-	$130,850	$130,850
JD Smith	18,122	108,000	126,122
Kathleen Shanahan	-	132,776	132,776
Lawrence F. Hagenbuch	-	132,506	132,506
Payne Brown	-	132,776	132,776
R. Rimmy Malhotra	-	139,657	139,657
Total	$18,122	$776,564	$794,687

1.
This column represents the grant date fair value of shares awarded to each non-employee director in 2019 in accordance with U.S. GAAP. The amounts were calculated using the closing price of our stock on the grant date. The amounts include all vested and unvested shares. Of these amounts, $108,000 represent the value of the Initial Restricted Shares granted pursuant to the 2019 Director Compensation Plan (the “Director Compensation Plan”) disclosed below. The following amounts represent the value of stock elected in-lieu of Cash Retainers included in this column: Mr. Jackson - $22,850; Mr. Smith - $0; Ms. Shanahan - $24,776; Mr. Hagenbuch - $24,506; Mr. Brown - $24,776; Mr. Malhotra - $31,657.

The 2019 Director Compensation Plan

On September 23, 2019, the Board of Directors adopted and approved the 2019 HireQuest, Inc. Non-Employee Director Compensation Plan (the “Director Compensation Plan”). On September 25, 2019, the Board adopted and approved certain revisions to the plan. All subsequent references in this proxy statement to “Director Compensation Plan” include such revisions.

Cash Retainers

Pursuant to the Director Compensation Plan, each non-employee director of the Company who is elected or appointed at an annual meeting of stockholders is entitled to receive an annual Board retainer of $36,000 (“Board Annual Retainer”). In addition, each non-employee director who is appointed to serve on a committee of the Board (but not the Chair of such committee) is entitled to receive an annual committee retainer (“Committee Annual Retainer”) as follows: Audit Committee - $5,500; Compensation Committee - $3,500; Nominating and Governance Committee - $3,500. Members of any other special committee established by the Board are entitled to be paid a Committee Annual Retainer, if any, as determined by the Board. The Chair of each committee of the Board is entitled to receive an annual committee chair retainer (“Committee Chair Annual Retainer”) as follows: Audit Committee Chair - $8,500; Compensation Committee Chair - $5,500; Nominating and Governance Committee Chair - $5,500. The Chair of any other special committee established by the Board is entitled to a Committee Chair Annual Retainer, if any, as determined by the Board. The Vice-Chairman of the Board is entitled to receive an additional annual retainer (“Vice-Chairman Annual Retainer”) of $12,500. The Board Annual Retainer, Committee Annual Retainer, Committee Chair Annual Retainer and Vice-Chairman Annual Retainer are payable in cash, in arrears, in equal quarterly installments due within 15 days after the end of a fiscal quarter. At the election of the non-employee director, they may choose to accept stock in lieu of these retainers. Any non-employee director who experiences a separation from service during his or her board term shall receive pro-rated annual retainers.

Initial Restricted Shares

Pursuant to the Director Compensation Plan, each non-employee director serving on the Board as of September 23, 2019 received an equity award on such date consisting of 15,000 restricted shares of Company common stock granted pursuant to and in accordance with the terms of the Company’s 2016 Stock Incentive Plan (such shares, the “Initial Restricted Shares,” and such plan, the “2016 Plan”). The Initial Restricted Shares vest in three equal annual installments beginning on the date that immediately precedes the 2020 annual meeting of stockholders of the Company, with the remainder vesting in equal installments on the first two anniversaries of that date, provided, however that if the vesting date would otherwise occur during a Company blackout period, the shares will vest on the first day immediately following the end of the blackout period. If a non-employee director experiences a separation from service before the Initial Restricted Shares fully vest, then the unvested portion is automatically forfeited. Non-employee directors have the right to vote any Initial Restricted Shares during the vesting period. In addition, their restricted share accounts are credited with stock equivalent to all dividends paid during the vesting period (subject to vesting of the Initial Restricted Shares).

Annual Restricted Shares

Pursuant to the Director Compensation Plan, all non-employee directors elected at annual meetings of stockholders commencing with the Annual Meeting are entitled to receive on the date of each such meeting an equity award of 5,000 restricted shares of Company common stock granted pursuant to and in accordance with the terms of the Company’s 2016 Plan (the “Annual Restricted Shares”). These Annual Restricted Shares vest in full on the three-month anniversary of their grant date, provided, however that if the vesting date would otherwise occur during a Company blackout period, the shares will vest on the first day immediately following the end of the blackout period. The other vesting terms match the vesting terms of the Initial Restricted Shares described above.

Reimbursement

Non-employee directors are also entitled to reimbursement of reasonable business expenses incurred in connection with the performance of their duties.

Stock Ownership Requirements

The Board feels strongly about alignment with shareholders and, as such, under the Director Compensation Plan, non-employee directors must own, by the later of July 15, 2021 or the second anniversary of their initial election or appointment to the Board of the combined company, shares (but not counting Initial Restricted Shares or Annual Restricted Shares) having a value equal to the amount of the Board Annual Retainer in place at the time of the initial election or appointment to the Board.

Stock Purchase Matching Program

The Director Compensation Plan contains a stock purchase matching program under which the Company will match 20% of the purchases of common stock of the Company that a non-employee director makes during the period ending on the date on which the stock ownership requirements described above no longer apply to him or her, subject to certain terms and conditions including: the shares issued pursuant to the match will be restricted shares issued pursuant to the Company’s 2016 Plan which will not vest until the second anniversary of the date on which the triggering purchase was made; the number of shares of matching restricted stock that the Company can issue to any one non-employee director pursuant to the match may not exceed a value of $25,000 in the aggregate in any one-year period; and the shares of matching restricted stock will vest if the non-employee director serves on the Board on the vesting date and owns at least the same number of shares of Company common stock that were matched at the time of the triggering purchase. The Compensation Committee administers this program.

Third Party Arrangements

The Company is unaware of any agreements or arrangements between any director or director nominee and any person or entity other than the Company relating to compensation or other payment in connection with any director’s service or candidacy.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Information about our executive officers follows:

Name	Age	Position
Richard Hermanns	56	President, Chief Executive Officer, and Chairman of the Board
John D. McAnnar	37	Vice President, Secretary, and General Counsel
Cory Smith	44	Treasurer and Chief Financial Officer

Mr. Hermanns’ biography appears above under “Election of Directors – Proposal #1 – The Nominees.”

John D. McAnnar

John D. McAnnar is the General Counsel, Vice President, and Secretary of HireQuest, Inc. He has served as General Counsel and Vice President for HireQuest, Inc. and its predecessor, Hire Quest, LLC since 2014. In that capacity, he manages a broad range of legal affairs in the employment, construction, insurance and finance, workers compensation, intellectual property, and other realms. He previously served in the litigation departments of Carmody MacDonald, P.C. and Armstrong Teasdale, LLP, where he focused on complex commercial litigation, corporate, and employment law. Mr. McAnnar is an adjunct professor at the Charleston School of Law. He co-founded ArchCity Defenders, Inc., a non-profit organization in St. Louis, Missouri, that led the push for change in Missouri’s municipal court system following the Ferguson unrest. For this work, Mr. McAnnar has received awards including the National Legal Aid & Defenders Association New Leaders in Advocacy Award, the Ina M. Boon Social Justice Award from the St. Louis City NAACP, and many others. He served on St. Louis Mayor Francis Slay's Vanguard Cabinet and was a Commissioner on the St. Louis Developmental Disability Resources Commission, a body that oversaw millions of dollars of taxpayer funds. John graduated magna cum laude from the St. Louis University School of Law, where he was inducted into the Alpha Sigma Nu Jesuit Honor Society and the Order of the Woolsack. He graduated cum laude from the University of Pittsburgh with a Bachelor of Arts degree.

Cory Smith

Cory Smith is the Treasurer and Chief Financial Officer of HireQuest, Inc. He was appointed as Command Center’s Chief Financial Officer on July 22, 2017. Mr. Smith was previously employed by Command Center from 2010 through 2015, serving as Controller during the final two years of his tenure.  Before rejoining Command Center, he was employed by Southeast Staffing beginning in 2015, where he served as the Vice President of Finance. From 2005 to 2010, Mr. Smith worked as a Certified Public Accountant, primarily performing attestation work. Mr. Smith graduated cum laude from Lewis-Clark State College with a Bachelor of Science in Business Administration.

CERTAIN BENEFICIAL OWNERS OF OUR COMMON STOCK

The following table sets forth as of April 24, 2020, the record date for the Annual Meeting, certain information with respect to the shares of our common stock beneficially owned by (i) stockholders known to us to own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and Named Executive Officers, and (iii) all of our executive officers and directors as a group:

Name and address of Beneficial Owner (1)	Title of class	Amount and nature of beneficial ownership (2)	Percent of class
Richard F. Hermanns (3)	Common Stock	5,862,275	43.3%
John McAnnar (4)	Common Stock	32,202	0.2%
Cory Smith (5)	Common Stock	29,375	0.2%
JD Smith (6)	Common Stock	68,998	0.5%
Edward Jackson (7)	Common Stock	2,547,103	18.8%
R. Rimmy Malhotra (8)	Common Stock	166,983	1.2%
Payne Brown (9)	Common Stock	20,989	0.2%
Kathleen Shanahan (10)	Common Stock	22,189	0.2%
Lawrence F. Hagenbuch (11)	Common Stock	33,626	0.2%
Jack Olmstead (12)	Common Stock	-	-
All Officers and Directors as a group	Common Stock	8,783,740	64.8%

1.
The business address of each NEO and Director is: care of HireQuest, Inc., 111 Springhall Drive, Goose Creek, SC 29445.
2.
Beneficial ownership is calculated in accordance with Rule 13d-3 under the Exchange Act, and includes shares held outright, shares held by entities controlled by NEOs and/or Directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of  April 24, 2020.
3.
Includes 5,775,842 shares held outright and 52,848 restricted shares which will vest during the period beginning in September 2021 and ending in September 2023.
4.
Includes 2,500 shares held outright and 29,702 restricted shares which will vest during the period beginning in May 2020 and ending in September 2023.
5.
Includes 1,250 shares held outright, 25,000 restricted shares, and options to purchase 3,125 shares. Mr. Smith's restricted shares will vest during the period beginning in September 2021 and ending in September 2023.
6.
Includes 39,961 shares held outright, 16,954 restricted shares, and options to purchase 12,083 shares.
7.
Includes 2,518,545 shares held outright and 18,547 restricted shares which will vest during the period beginning in May 2020 and ending in June 2023.
8.
Includes 25,591 shares held outright, 22,594 restricted shares, 112,235 shares held indirectly through the Nicoya Fund, and options to purchase 6,563 shares. The shares held by the Nicoya Fund are directly owned by the Nicoya Fund LLC, a Delaware limited liability company. This reporting person is the managing member and a co-owner of Nicoya Capital LLC, which is the managing member and owner of the Nicoya Fund. Mr. Malhotra's restricted shares will vest during the period beginning in May 2020 and ending in June 2023.
9.
Includes 18,846 restricted shares which will vest during the period beginning in May 2020 and ending in June 2023.
10.
Includes 1,000 shares held outright and 19,046 restricted shares which will vest during the period beginning in May 2020 and ending in June 2023.
11.
Includes 12,303 shares held outright and 19,204 restricted shares which will vest during the period beginning in May 2020 and ending in June 2023.
12.
Mr. Olmstead is a nominee for election to the Board of Directors.

The Company is unaware of any 5% stockholder, director, or Named Executive Officer who has pledged as security or has the right to acquire beneficial ownership of any security of the Company.

Delinquent 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, certain officers, and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock held by such person. These persons complete questionnaires annually regarding their ownership of our common stock and the reports they file pursuant to Section 16(a). We also assist our directors and officers in the preparation of these forms. Based on our review of the forms and representations made in the questionnaires, we believe that all Section 16(a) reports were timely filed in 2019 except that, due to an inadvertent mistake, one Form 4 for each of Mr. Hermanns and Mr. Jackson was filed one day late with respect to an issuance of shares from the Company occurring September 13, 2019 as and for Merger consideration.

Change of Control Effected by the Merger

On July 15, 2019, Command Center, Inc. completed its acquisition of Hire Quest Holdings, LLC in accordance with the terms of the merger agreement between the parties (the "Merger Agreement"). In accordance with the Merger Agreement, (i) CCNI One, Inc., a wholly-owned subsidiary of Command Center, was merged with and into Hire Quest Holdings (the “First Merger”), with Hire Quest Holdings being the surviving entity (the “First Surviving Company”), and (ii) immediately following the First Merger, the First Surviving Company was merged with and into Command Florida, LLC, a wholly-owned subsidiary of Command Center (the “Second Merger” and, together with the First Merger, the “Merger”), with Command Florida, LLC being the surviving entity (the “Surviving Company”). Command Center, Inc. was subsequently renamed HireQuest, Inc. Upon the closing of the Merger, all of the ownership interests in Hire Quest Holdings were converted into the right to receive shares of the Company’s common stock.

In the aggregate, the members of Hire Quest Holdings received 9,939,668 shares of the Company’s common stock as Merger consideration, which represented 75.2% of the Company’s outstanding stock following the issuer tender offer that expired on July 25, 2019. Of this amount, Richard Hermanns received 5,705,792 shares (representing 43.2% of outstanding stock post-tender) with an aggregate value of $32,865,361 and Edward Jackson received 2,482,321 shares (representing 18.8% of outstanding stock post-tender) with an aggregate value of $14,298,168, with each such value computed based on the closing price of the common stock on Nasdaq of $5.76 per share on July 15, 2019.

In addition, Hire Quest Holdings’ members were granted the authority to appoint four directors to the Board. They appointed current board members: Richard F. Hermanns, Edward Jackson, Payne Brown, and Kathleen Shanahan.

APPROVAL OF EQUITY INCENTIVE PLAN
(Proposal #2)

On December 3, 2019, the Board adopted, approved, and recommended for stockholder approval the 2019 HireQuest, Inc. Equity Incentive Plan (the “2019 Plan”). The 2019 Plan is intended to replace the 2016 Plan, which was originally approved by our stockholders in November 2016. At the time our Board approved the 2019 Plan, the Board determined that, if the 2019 Plan were approved by the stockholders, no new grants would be made under the 2016 Plan. Pursuant to the terms of the 2019 Plan, any award already granted under the 2016 Plan as of June 15, 2020 shall remain in full force and effect, as if the 2016 Plan had not been amended or terminated.

General Summary of Terms of the 2019 Equity Incentive Plan

The following is a summary of the material terms of the 2019 Plan. The full text of the 2019 Plan is attached to this Proxy Statement as Appendix A. Please refer to Appendix A for a more complete description of the terms of the 2019 Plan. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the 2019 Plan.

Eligibility: Any employees, consultants, or directors of the Company along with such other individuals designated by the Compensation Committee who are reasonably expected to become a member of any of those categories are eligible to receive awards under the 2019 Plan. As of December 31, 2019, we had approximately 50 employees, and 6 non-employee directors who are eligible to participate if selected by the Compensation Committee. The Compensation Committee’s selection of eligible participants in the 2019 Plan is generally based upon the Compensation Committee’s evaluation of, among other considerations, retention, reward and incentive needs to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries, to further align such persons with the interests of stockholders, and to promote a sense of proprietorship.

Administration: The 2019 Plan will be administered by the Compensation Committee of the Board or, in the Board’s sole discretion, by the Board itself. The Committee or the Board will have the following powers:

●
to construe and interpret the 2019 Plan and apply its provisions;
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to promulgate, amend, and rescind rules and regulations relating to the administration of the 2019 Plan;
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to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 2019 Plan;
●
to delegate its authority to one or more Officers of the Company with respect to awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

●
to determine when awards are to be granted under the 2019 Plan and the applicable grant date;
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from time to time to select, subject to the limitations set forth in this Plan, those eligible award recipients to whom awards shall be granted;
●
to determine the number of shares of common stock to be made subject to each award;
●
to determine whether each option is to be an incentive stock option or a non-qualified stock option;
●
to prescribe the terms and conditions of each award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the award agreement relating to such grant;
●
to determine the target number of performance shares to be granted pursuant to a performance share award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of performance shares earned by a participant;
●
to amend any outstanding awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding award; provided, however, that if any such amendment impairs a participant’s rights or increases a participant’s obligations under his or her award or creates or increases a participant’s federal income tax liability with respect to an award, such amendment shall also be subject to the participant’s consent;
●
to determine the duration and purpose of leaves of absences which may be granted to a participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
●
to make decisions with respect to outstanding awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
●
to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or award granted under, the Plan; and
●
to exercise discretion to make all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding award, provided that if the modification effects a repricing, stockholder approval is required before the repricing is effective.

Common Stock Available for awards: Subject to adjustment in accordance with Section 11 of the 2019 Plan, no more than 1,500,000 shares of common stock are available in the aggregate for the grant of awards under the 2019 Plan. No more than 1,000,000 shares may be issued in the aggregate pursuant to the exercise of incentive stock options. In addition, no more than 250,000 shares may be issued in the aggregate to any employee or consultant, and no more than 50,000 shares may be issued in the aggregate to any non-employee director in any twelve-month period. Shares of common stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. All outstanding awards under the 2016 Plan shall continue in effect with the terms and conditions of the 2016 Plan, however, no new awards will be issued under the 2016 Plan after June 15, 2020.

Indemnification: In addition to such other rights of indemnification as they may have as directors or members of the Compensation Committee, and to the extent allowed by applicable laws, the Company must indemnify the Compensation Committee or Board against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee or Board may be party by reason of any action taken or failure to act under or in connection with the 2019 Plan or any award granted under the 2019 Plan, and against all amounts paid in settlement or paid in satisfaction of a judgment in any such action, suit or proceeding, except in relation to bad faith or actions not in the best interest of the Company, and provided that, in the case of a criminal proceeding, it had no reason to believe that the conduct complained of was unlawful.

Awards: Each award is to be memorialized in an award agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board or Compensation Committee in their sole discretion. Under the 2019 Plan, the following awards may be granted:

●
Options. An option awarded pursuant to the 2019 Plan may consist of an incentive stock option or a non-qualified stock option. Incentive stock options may not be awarded to non-employee directors. The price at which shares of common stock may be purchased upon the exercise of options cannot be less than the fair market value of the common stock on the grant date. For any participant holding at least ten percent of the Company’s common stock, the purchase price of an incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and it is not exercisable for five years after the grant date. The term of options cannot exceed ten years from the grant date.
●
Stock Appreciation Rights. The strike price for a stock appreciation right awarded pursuant to the 2019 Plan cannot be less than the fair market value of the common stock on the date on which the stock appreciation right is granted. The term of a stock appreciation right cannot exceed ten years from the date of grant.
●
Restricted Awards. A restricted award is either an award based on actual shares of common stock (i.e., shares of restricted stock) or based on hypothetical common stock units (i.e., restricted stock units). All restricted awards must have a minimum restricted period of three months from the grant date.
●
Performance Share Awards. The terms, conditions, and limitations applicable to any performance share awards granted pursuant to the 2019 Plan will be determined by the Compensation Committee or the Board. The Committee or the Board will set the performance goals which may include but not be limited to the following: (i) income measures (which include net income, pre-tax income, and similar measures); (ii) sales measures (which include system-wide sales, same market sales, new market sales, sales from acquisitions, and other similar measures); (iii) revenue measures (including royalty revenue, service revenue, and other similar measures); (iv) expense measures (including selling, general and administrative expenses, maintenance of non-temporary payroll within historical norms, and other similar measures); and (v) corporate value measures (including accounts receivable turns, workers’ compensation loss ratios, and other similar measures).

Performance goals are objective if a third-party having knowledge of the relevant facts could determine whether the goal is met. Such a performance goal may be based on one or more of the above business criteria that apply to an executive officer, one or more business units, or the Company as a whole. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a business criterion and could include, for example, maintaining the status quo.

●
Other Equity-Based Awards and Cash Awards. In its discretion, the Compensation Committee or the Board may award other equity-based or cash awards on such terms and conditions as it sets.

Vesting: The vesting provisions of awards may vary and will be set forth in the respective award agreement. The Compensation Committee may, but is not required to, provide for an acceleration of vesting or exercisability.

Taxes: To the extent provided by the terms of an award agreement and subject to the discretion of the Compensation Committee or the Board, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of common stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the participant by the company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of common stock from the shares of common stock otherwise issuable to the participant as a result of the exercise or acquisition of common stock under the Award, provided, however, that no shares of common stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of common stock of the Company.

The following is a summary of certain U.S. federal income tax consequences of Awards under 2019 Plan, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive Options. In general, no taxable income is realized by a participant upon the grant of an incentive stock option. If shares of common stock are issued to a participant pursuant to the exercise of an incentive stock option, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the incentive stock option, (ii) upon sale of the underlying shares acquired upon the exercise of an incentive stock option, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) the Company will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an incentive stock option exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, the Company would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an incentive stock option generally will not be treated as an incentive stock option if it is exercised more than three months following termination of employment. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, it will be treated for tax purposes as a non-qualified stock option as discussed below.

Non-qualified Options. In general, no taxable income is realized by a participant upon the grant of a non-qualified stock option. Rather, at the time of exercise of the non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any ordinary shares received upon exercise of a non-qualified stock option will be the fair market value of the ordinary shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Stock Appreciation Rights. In general, no taxable income is recognized by a participant upon the grant of a Stock Appreciation Right, and the Company will not be entitled to a tax deduction at that time. Upon exercise, however, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) equal to the fair market value of any shares delivered and the amount of cash paid by the Company in settlement of the rights. The Company generally will be entitled to a corresponding deduction at that time.

Restricted Stock. In general, no taxable income is recognized by a participant upon the grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed at that time. If the Section 83(b) election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant, equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such Section 83(b) election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will generally be entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent that the deduction limits of Section 162(m) apply.

In addition, a participant receiving dividends with respect to restricted stock for which the above-described 83(b) election has not been made, and prior to the time the restrictions lapse, will recognize compensation taxable as ordinary income (and subject to income tax withholding) rather than dividend income. The Company will generally be entitled to a corresponding deduction, except to the extent that the deduction limits of Section 162(m) apply.

Restricted Stock Units. In general, taxable income is not recognized by a participant upon the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at that time. The participant will recognize compensation taxable as ordinary income (and subject to income tax withholding), however, at the time of the settlement of the award, equal to the fair market value of any shares delivered and the amount of cash paid by the Company. The Company will be entitled to a corresponding deduction, except to the extent that the deduction limits of Section 162(m) apply.

Unrestricted Stock. In general, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon the grant of unrestricted stock, and of restricted stock subject only to restrictions on transferability, equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will generally be entitled to a corresponding deduction at that time, except to the extent that the deduction limits of Section 162(m) apply.

Section 162(m). Section 162(m) of the Code imposes an annual limit of $1 million per person on the corporate tax deduction for compensation paid by a company to its chief executive officer, its chief financial officer and its top three highest paid officers in a given year, and each person who has been a covered employee for any prior tax year beginning after December 31, 2016 (“Covered Employees”). The Tax Cuts and Jobs Act, signed into law in December 2017, substantially modified Section 162(m) of the Code by, among other things, eliminating the exemption for performance-based compensation. As a result, beginning in 2018, compensation paid to Covered Employees in excess of $1 million will generally be nondeductible, whether or not it is a performance award granted pursuant to the 2019 Plan.

The foregoing general tax discussion is intended for the information of our stockholders considering how to vote with respect to this proposal, and not as tax guidance to participants in the 2019 Plan. We strongly urge participants to consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of participating in the 2019 Plan.

Adjustments: In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award pursuant to the 2019 Plan, Awards granted under the 2019 Plan and any award agreements contemplated by the 2019 Plan, the exercise price of options and stock appreciation rights, the performance goals to which performance share awards and cash awards are subject, the maximum number of shares of common stock subject to all awards as stated in the 2019 Plan will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award. In the case of adjustments made pursuant to the 2019 Plan, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee shall, in the case of incentive stock options, ensure that any adjustments under the 2019 Plan will not constitute a modification, extension or renewal of the incentive stock options within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified stock options, ensure that any adjustments pursuant to the 2019 Plan will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments made pursuant to the 2019 Plan shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each participant notice of an adjustment and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Use of Proceeds from Stock: Any proceeds from the exercise of stock options shall constitute general funds of the Company.

Effect of Change in Control: In the event of a change in control, as defined in the 2019 Plan, all outstanding options and stock appreciation rights become immediately exercisable and the restricted period will immediately expire with respect to all restricted stock and restricted stock units. All performance periods will end on the date of the change in control and the Compensation Committee or Board will determine the extent to which performance goals have been met and cause to be paid partial or full awards with respect to such performance goals. In addition, the Company may cancel any outstanding awards and pay to the holders cash or stock equivalent to the value of such outstanding awards.

Amendment, Modification, Suspension, or Termination: The Board may amend or terminate the 2019 Plan including in such a manner as to provide eligible participants with the maximum benefits provided under the provisions of the Code relating to incentive stock options or to nonqualified deferred compensation provisions of Section 409A of the Code or to bring the provisions of the 2019 Plan into compliance with applicable laws except that (i) no amendment shall be effective prior to its approval by the stockholders of the Company to the extent stockholder approval is otherwise required by applicable legal requirements, and (ii) no amendment that would impair the rights of any participant under any award previously granted to such participant without written consent of the participant.

Clawback: All awards under the 2019 Plan will be subject to any clawback or recoupment policies of the Company, as may be in effect from time to time, or as otherwise required by law or the exchange on which the Company’s securities are listed.

Section 409A of the Code; The 2019 Plan is intended to comply with Section 409A of the Code, to the extent subject thereto, and, accordingly, to the maximum extent permitted, the 2019 Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the 2019 Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the 2019 Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the 2019 Plan during the six (6) month period immediately following any participant’s termination of continuous service shall instead be paid on the first payroll date after the six-month anniversary of the participant’s separation from service (or the participant’s death, if earlier). Notwithstanding the foregoing, neither the Company, the Board, nor the Compensation Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any participant under Section 409A of the Code and neither the Company, the Board, nor the Compensation Committee will have any liability to any participant for such tax or penalty.

Effective Date; Plan Termination: The 2019 Plan will become effective on June 15, 2020 if the stockholders approve the plan. No award pursuant to the 2019 Plan may be granted more than 10 years after the date it becomes effective. The Board may suspend or terminate the 2019 Plan pursuant to its terms.

New Plan Benefits

Awards under the 2019 Plan will be made by the Compensation Committee or the Board in its discretion and depend on several factors. Generally, the future awards that would be received under the 2019 Plan by our officers, employees, non-employee directors, or consultants are discretionary and are therefore not determinable at this time.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of our common stock under the 2019 Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as is practicable after the mailing of this proxy statement. The affirmative vote of the holders of our common stock having a majority of the voting power eligible to vote and voting, either in person or by proxy, at the annual meeting will be required to approve the 2019 Plan.

Board Recommendation

Our Board of Directors unanimously recommends that stockholders vote “FOR” the approval and adoption of the HireQuest, Inc. 2019 Equity Incentive Plan.

RATIFICATION OF APPOINTMENT OF AUDITORS
(Proposal #3)

In accordance with the Audit Committee’s charter, the Audit Committee is responsible for the appointment and retention of our independent registered accounting firm.

The Audit Committee has appointed Plante & Moran, PLLC (“Plante Moran”) to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2020. While stockholder ratification of the selection of Plante Moran as the Company’s independent registered public accounting firm is not required by the Company's bylaws or otherwise, the Board is submitting this selection to the stockholders for ratification as a matter of corporate practice. In 2019 and 2018, Plante Moran rendered professional services in connection with the audit of our financial statements, including review of quarterly reports and other filings with the SEC. We believe that Plante Moran is knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm.

If the proposal to ratify Plante Moran’s appointment is not approved, other certified public accountants will be considered by the Audit Committee, but the Committee may also decide to retain Plante Moran as independent registered public accounting firm for 2020. Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Plante Moran are expected to be present at the Annual Meeting and accordingly will be available to make any statements or to respond to any questions.

Board Recommendation

The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Plante & Moran, PLLC as the Company’s independent public accountant for fiscal year 2020.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table summarizes the fees that Plante Moran charged us for the listed services during 2019 and 2018:

Type of fee	2019	2018
Audit fee	$227,500	$110,245
Audit related fees	-	-
Tax fees	-	-
All other fees	19,300	-
	$246,800	$110,245

Audit Fees
Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s consolidated financial statements and reviews of our quarterly consolidated financial statements.

Audit Related Fees
Audit related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards, and not reported under “Audit fees.”

Tax Fees
Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.

All Other Fees
All other fees consist of fees billed for products and services other than the services reported above.

Pre-Approved Policies and Procedures

Our Audit Committee reviewed the audit services rendered by Plante Moran and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by our independent accountants are pre-approved by our Audit Committee to ensure that such services do not impair the auditors’ independence from us. We do not use Plante Moran for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally. We do not engage Plante Moran to provide compliance outsourcing services.

APPROVAL OF ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION
SAY-ON-PAY
(Proposal #4)

We are providing stockholders with the opportunity to cast an advisory vote on executive compensation as described below. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are entitled to an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as “say-on-pay”). Accordingly, we are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers disclosed in the section entitled “Compensation of Named Executive Officers” below. We believe that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. The Company will conduct its next say-on-pay vote at the 2021 annual meeting of stockholders.

Our compensation program is designed to support our business goals, promote short- and long-term profitable growth of the Company, and align compensation with the long-term interests of our stockholders.

Approval of this proposal requires the affirmative vote of the majority of the votes cast. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

The Board is asking stockholders to cast a non-binding, advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders of HireQuest, Inc. approve on an advisory basis, the compensation paid to our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure included in this proxy statement.”

Board Recommendation

The Board of Directors unanimously recommends that the stockholders vote FOR the say-on-pay proposal.

Because the vote is advisory, it will not be binding upon the Board, and the Compensation Committee or the Board will not be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee and the Board will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, the Board will consult directly with stockholders to better understand their views.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following individuals served as Named Executive Officers (“NEOs”) of HireQuest, Inc. or Command Center, Inc. during all or some portion of 2019: Richard F. Hermanns, John D. McAnnar, Cory Smith, Richard K. Coleman, Jr. and Brendan Simaytis.

Summary Compensation Table

The following table summarizes the compensation we paid to our NEOs during 2019 and 2018:

Name and Principal Position	Year	Salary	Bonus	Stock awards (4)	Option awards (5)	All other compensation	Total
Richard F. Hermanns	2019	$458,619	$250,000	$379,708	$-	$-	$1,088,327
President, Chief Executive Officer, and Director	2018	503,199	-	-	-	-	503,199
John McAnnar	2019	176,215	54,002(3)	183,460	-	-	413,677
Executive Vice President and General Counsel	2018	165,000	36,915	-	-	-	201,915
Cory Smith	2019	180,000	56,478	180,000	-	50,000(6)	466,478
Chief Financial Officer	2018	172,500	23,763	-	-	27,728(7)	223,991
Richard K. Coleman, Jr. (1)	2019	193,219	200,100	-	-	171,000(8)	564,319
Former President, Chief Executive Officer, and Director	2018	243,750	100,000	-	316,335	297(9)	660,382
Brendan Simaytis (2)	2019	174,247	52,478	-	-	101,000(10)	327,725
Former Executive Vice President and General Counsel	2018	196,250	35,644	-	-	90(9)	231,984

1.
Mr. Coleman’s tenure as an officer ended on August 6, 2019.
2.
Mr. Simaytis’ tenure as an officer ended on July 14, 2019.
3.
This bonus amount includes $25,002 foregone by Mr. McAnnar for which he received restricted shares of stock of an equivalent value.
4.
This column represents the grant date fair value of shares awarded in accordance with U.S. GAAP. The amounts were calculated using the closing price of our stock on the grant date.
5.
This column represents the grant date fair value of options awarded to Mr. Coleman in accordance with U.S. GAAP. This amount was calculated using the Black-Scholes pricing model.
6.
Represents a change in control bonus paid to Mr. Smith.
7.
Represents rental expense incurred by Mr. Smith which was paid by the Company.
8.
Represents severance paid to Mr. Coleman.
9.
Represents life insurance premiums paid by the Company.
10.
Represents a change in control bonus of $50,000 and fees paid by the Company pursuant to a consulting agreement of $51,000.

Outstanding Equity Awards

The following table shows our outstanding equity awards held by Named Executive Officers as of December 31, 2019:

	Option Awards				Stock Awards
Name	Number of shares underlying vested options	Number of shares underlying non-vested options	Option exercise price	Option expiration date	Number of shares of stock that have not vested (2)	Market value of shares of stock that have not vested (3)
Cory Smith (1)	3,125	1,041	$5.40	9/28/2027	25,000	$177,250
Richard F. Hermanns	-	-	-	-	50,000	354,500
John McAnnar	-	-	-	-	25,000	177,250

1.
These options vest in four equal installments, 25% on the date of grant, and 25% at each of the first three anniversaries of the grant date.
2.
These shares vest 50% on September 23, 2021 and 6.25% during each of the subsequent eight fiscal quarters.
3.
The market value is based on our closing stock price of $7.09 on December 31, 2019.

Richard Hermanns Employment Agreement

Mr. Hermanns’ employment agreement provides for Mr. Hermanns to continue serving as the Company’s President and Chief Executive Officer during an initial term through August 31, 2022 (the “Term”) and to receive an annual base salary of $375,000, payable at periodic intervals in accordance with normal payroll practices, and subject to increase in the sole discretion of the Compensation Committee and/or the Board. Pursuant to his agreement, Mr. Hermanns received a one-time bonus in the amount of $250,000 for the year ending December 31, 2019 (the “2019 Bonus”). Mr. Hermanns is also eligible for (i) a discretionary bonus with respect to each fiscal year beginning with the fiscal year ending December 31, 2019 in the Compensation Committee’s sole discretion; (ii) a pre-tax income bonus beginning with the fiscal year ending December 31, 2020 and for each fiscal year thereafter during the Term equal to annual pre-tax income of the Company and all of its subsidiaries on a combined system-wide basis during the fiscal year multiplied by one-half of one percent and adjusted by the Compensation Committee in good faith to account for extraordinary items; and (iii) a sales increase bonus beginning with the fiscal year ending December 31, 2020 and for each fiscal year thereafter during the Term equal to eight times the percentage year-over-year increase in System-Wide Sales multiplied by Mr. Hermanns’ then-existing annualized base salary. “System-Wide Sales” is defined as the sum of all sales generated by franchisees of any subsidiary of the Company on a combined basis.

Mr. Hermanns was granted and issued 50,000 restricted shares of Company common stock pursuant to the Company’s 2016 Plan, subject to the terms and conditions of the 2016 Plan (the “Hermanns Restricted Shares”). The Hermanns Restricted Shares vest according to the following schedule: 50% on September 1, 2021, and 6.25% per fiscal quarter for each of the first eight fiscal quarters occurring thereafter subject to accelerated vesting upon termination of Mr. Hermanns’ employment under certain conditions. Mr. Hermanns is also entitled to vacation and other employee benefits in accordance with Company policies.

Mr. Hermanns’ employment can be terminated by either Mr. Hermanns or the Company for any reason (or no reason) in accordance with the terms of the agreement and by providing 60 days' written notice of such termination to the other party. If the employment is terminated for "cause" or by resignation without "good cause" (as each of those terms is defined in the agreement) or due to death or disability, Mr. Hermanns or his estate will receive any unpaid base salary plus accrued paid time off or vacation, accrued and unpaid bonuses, reimbursable expenses, and continued health care benefits at Mr. Hermanns’ expense. If Mr. Hermanns’ employment is terminated due to death or disability, Mr. Hermanns or his estate is also entitled to an amount equal to the base salary Mr. Hermanns would have earned in the 60 day period following his death or permanent disability, the limited death, disability, and income continuation benefits provided under any applicable plan, and pro-rata vesting of the Hermanns Restricted Shares calculated as if his restricted stock had vested monthly.

If the employment is terminated by the Company without “cause” or Mr. Hermanns resigns for “good reason," Mr. Hermanns is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the pre-tax income bonus and sales increase bonus, an amount equal to Mr. Hermanns' base salary for an eighteen month period, reimbursable expenses, and continued health care benefits at Mr. Hermanns’ expense. In addition, all restrictions on outstanding equity awards, including the Hermanns Restricted Shares, will lapse such that Mr. Hermanns will be fully vested in such awards. If the employment terminates due to non-renewal of the agreement, Mr. Hermanns is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the pre-tax income and sales increase bonuses, and all restrictions on outstanding equity awards, including the Hermanns Restricted Shares, will lapse such that Mr. Hermanns will be fully vested in such awards.

If a “change of control” (generally defined in the agreement at the 50% level) occurs prior to the end of the Term, the agreement is extended automatically for a one-year renewal period beginning on the date of the change of control (a “Post-Change of Control Renewal Period”). If Mr. Hermanns’ employment is terminated during the Post-Change of Control Renewal Period, he is entitled to a one-time, lump-sum severance payment equal to 150% of his base salary then in effect, and all restrictions on outstanding equity awards, including the Hermanns Restricted Shares, will lapse such that Mr. Hermanns will be fully vested in such awards.

John McAnnar Employment Agreement

Mr. McAnnar’s employment agreement provides for Mr. McAnnar to continue serving as the Company’s Vice President, General Counsel, and Secretary during an initial term through August 31, 2021 (the “Term”) and to receive an annual base salary of $190,000, payable at periodic intervals in accordance with normal payroll practices, and subject to increase in the sole discretion of the Compensation Committee and/or the Board. Mr. McAnnar received a one-time bonus in the amount of $25,000 for the year ending December 31, 2019 (the “2019 Bonus”) which he elected to take in stock. Mr. McAnnar will also be eligible for (i) a discretionary bonus with respect to each fiscal year beginning with the fiscal year ending December 31, 2019 in the Compensation Committee’s sole discretion; and (ii) a performance bonus beginning with the fiscal year ending December 31, 2020 of up to 50% of his base salary upon achieving the various tiered goals to be specified in the Company’s senior executive bonus plan.

Upon execution of the McAnnar Agreement, Mr. McAnnar was granted and issued 25,000 restricted shares of Company common stock pursuant to the Company’s 2016 Plan, subject to the terms and conditions of the 2016 Plan (the “McAnnar Restricted Shares”). The McAnnar Restricted Shares vest according to the following schedule: 50% on September 1, 2021, and 6.25% per fiscal quarter for each of the first eight fiscal quarters occurring thereafter subject to accelerated vesting upon termination of Mr. McAnnar’s employment under certain conditions. Mr. McAnnar is also entitled to vacation and other employee benefits in accordance with Company policies.

Mr. McAnnar’s employment can be terminated by either Mr. McAnnar or the Company for any reason (or no reason) in accordance with the terms of the agreement and by providing 60 days' written notice of such termination to the other party. If the employment is terminated for "cause" or resignation without "good reason" (as each of those terms is defined in the agreement) or due to death or disability, Mr. McAnnar or his estate will receive any unpaid base salary plus accrued paid time off or vacation, accrued and unpaid bonuses, reimbursable expenses, and continued health care benefits at Mr. McAnnar’s expense. If Mr. McAnnar’s employment is terminated due to death or disability, Mr. McAnnar or his estate is also entitled to an amount equal to the base salary Mr. McAnnar would have earned in the 60 day period following his death or permanent disability, the limited death, disability, and income continuation benefits provided under any applicable plan, and pro-rata vesting of the McAnnar Restricted Shares calculated as if his restricted stock had vested monthly.

If the employment is terminated by the Company without “cause” or Mr. McAnnar resigns for “good reason," Mr. McAnnar is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the performance bonus, an amount equal to Mr. McAnnar’s base salary for a period equal to one month for every year of total employment by the Company and its affiliates up to a maximum of six months, reimbursable expenses, continued health care benefits at Mr. McAnnar’s expense, and pro-rata vesting of the McAnnar Restricted Shares calculated as if his restricted stock had vested monthly. If the employment terminates due to non-renewal of the agreement, Mr. McAnnar is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the Performance Bonus, and 50% of the McAnnar Restricted Shares shall immediately vest.

If a “change of control” (generally defined in the agreement at the 50% level) occurs prior to the end of the Term, the agreement is extended automatically for a one-year renewal period beginning on the date of the change of control (a “Post-Change of Control Renewal Period”). If Mr. McAnnar’s employment is terminated during the Post-Change of Control Renewal Period, he is entitled to a one-time, lump-sum severance payment equal to 150% of his base salary then in effect, and all restrictions on outstanding equity awards, including the McAnnar Restricted Shares, will lapse such that Mr. McAnnar will be fully vested in such awards.

Cory Smith Employment Agreement

Mr. Smith’s employment agreement provides for Mr. Smith to continue serving as the Company’s Chief Financial Officer during an initial term through September 30, 2019. Upon the Change of Control effected by the Merger on July 15, 2019, Mr. Smith's agreement renewed for an additional two-year term. He is entitled to receive an annual base salary of $180,000, payable at periodic intervals in accordance with the Company’s normal payroll practices, and subject to increase in the sole discretion of the Compensation Committee and/or the Board. Mr. Smith received (i) a lump sum payment of $50,000 upon the closing of the Merger, and (iii) relocation assistance, including reimbursement for moving costs related to his move to HireQuest corporate headquarters in Goose Creek, South Carolina. Mr. Smith is also eligible for (i) a discretionary bonus with respect to each fiscal year beginning with the fiscal year ending December 31, 2019 in the Compensation Committee’s sole discretion; and (ii) a performance bonus beginning with the fiscal year ending December 31, 2020 of up to 50% of his base salary upon achieving the various tiered goals to be specified in the Company’s senior executive bonus plan. Mr. Smith is entitled to vacation and other employee benefits in accordance with the Company’s policies.

Mr. Smith's employment can be terminated at any time by either Mr. Smith or the Company for any reason (or no reason) in accordance with the terms of the agreement by providing 45 days' written notice of such termination to the other party. If Mr. Smith's employment is terminated by the Company for "cause" or without "good reason" (as each of those terms is defined in the agreement), Mr. Smith is entitled to receive the unpaid base salary and bonuses earned, reimbursement of all expenses, continued health care benefits at Mr. Smith's expense, and immediate vesting of all options and all other awards except and only to the extent that (i) any agreement with respect to an award specifically provides otherwise and (ii) such vesting would not result in the imposition of the additional tax under Section 409A of the Code. If Mr. Smith's employment is terminated with the Company due to death or permanent disability, his estate or personal representative will continue to receive Mr. Smith's Base Salary during the six month period following the date of termination or of determination of permanent disability. Mr. Smith or his estate will also remain eligible to receive any limited death, disability, and/or income continuation benefits, if any, which will be payable in accordance with the terms of the plans pursuant to which such limited death or disability benefits are provided.

If Mr. Smith’s employment is terminated by the Company without “cause” or by Mr. Smith for “good reason," he will be entitled to receive (i) his base salary through the end of the Term of the or for six months, whichever period is longer, (ii) the immediate vesting of all options and other awards held by Mr. Smith under the Company’s equity incentive plans, subject to certain exclusions, (iii) reimbursement of expenses and (iv) a pro-rated payment of bonuses.

Mr. Smith was issued 25,000 restricted shares of Company common stock pursuant to the Company’s 2016 Plan, subject to the terms and conditions of the 2016 Plan (the “Smith Restricted Shares”). The Smith Restricted Shares vest and become unrestricted according to the following schedule: 50% on September 1, 2021, and 6.25% per fiscal quarter for each of the first eight fiscal quarters occurring thereafter; provided, however, that if Mr. Smith’s employment is terminated by the Company “without cause” or Mr. Smith resigns for “good reason,” as provided in his employment agreement, his shares will vest pro-rata based on the months of employment after September 23, 2019 measured in respect to the four-year vesting schedule, and all non-vested shares thereafter will immediately cease vesting and be forfeited. Should Mr. Smith’s employment end for any other reason, all non-vested shares will immediately cease vesting and be forfeited.

Executive Stock Purchase Matching Program

On September 25, 2019, the Board approved an executive stock purchase matching program applicable to Messrs. Hermanns, Smith, and McAnnar, under which the Company will match 20% of the purchases of common stock of the Company that an executive makes during the period ending upon the executive’s termination from employment with the Company (which purchases do not include stock received by the executive as compensation), subject to certain terms and conditions including: the shares issued pursuant to the match will be restricted shares issued under the Company’s 2016 Plan which will not vest until the second anniversary of the date on which the triggering purchase was made; the number of shares of matching restricted stock that the Company can issue to any one executive pursuant to the match may not exceed a value of $25,000 in the aggregate in any one-year period; and the shares of matching restricted stock will vest if the executive is employed by the Company and/or a subsidiary on the vesting date and owns at least the same number of shares of Company common stock that were matched at the time of the triggering purchase.

Richard Coleman Severance Agreement

Effective August 6, 2019, the Company and Richard K. Coleman, Jr., the Company’s then-Chief Operating Officer, severed Mr. Coleman’s employment relationship with the Company. On August 29, 2019, the Company and Mr. Coleman entered into a Separation and Release of Claims Agreement (the “Agreement”).

As consideration for Mr. Coleman’s execution, non-revocation of, and compliance with, the Agreement, including without limitation his general release and waiver of claims and other post-termination obligations, the Company agreed to provide the following benefits to which Mr. Coleman would not otherwise have been entitled (in each case less all relevant taxes and other withholdings): (a) a lump sum payment of $1,000, (b) a lump sum payment of $170,000, which the parties agreed would satisfy all salary, wages, commissions, bonuses, and other compensation, including without limitation, all Base Salary, Performance Bonuses, other Bonus Opportunities, Expense Reimbursement, Fringe Benefits, Paid Time Off, Accrued Obligations, and Severance Benefits, as those terms are defined in Mr. Coleman’s Amended and Restated Employment Agreement dated March 31, 2019, which would become due to Mr. Coleman through August 29, 2019, and (c) eligibility to participate in COBRA continuation coverage. All stock options and other equity compensation granted to Mr. Coleman by the Company, including, without limitation, options to purchase 100,000 shares of the Company’s common stock granted to him pursuant to his Employment Agreement dated April 1, 2018, were cancelled.

Brendan Simaytis Employment and Consulting Agreement

Mr. Simaytis’ employment agreement expired by its own terms on November 15, 2019. On June 30, 2019, the Company entered into a Consulting and Nondisclosure Agreement with Mr. Simaytis (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Simaytis agreed to serve as a consultant to the Company to assist with certain financial and operational matters from November 15, 2019 through February 14, 2020. In consideration for his services as a consultant, the Company paid Mr. Simaytis $51,000 during the term of the Consulting Agreement.

Retirement Plans

The Company does not currently sponsor any tax-qualified or non-qualified retirement plans.

OTHER MATTERS PRESENTED AT THE ANNUAL MEETING

There are no stockholder proposals for the Annual Meeting. The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Proposals to be included in the Company’s Proxy Statement

Stockholders wishing to submit proposals for inclusion in the Company’s proxy statement for the 2021 annual meeting of stockholders under Rule 14a-8 must ensure that such proposals meet the requirements of Rule 14a-8, in addition to those imposed by our bylaws, and are received by the Company at 111 Springhall Drive, Goose Creek, SC 29445, Attention: John D. McAnnar, on or before January 7, 2021 (unless the date of the 2021 annual meeting is not within 30 days of June 15, 2021, in which case the deadline will be a reasonable time before we begin to print and send the proxy materials for the 2021 annual meeting).

Other Proposals and Nominations

Our bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in our proxy statement for that meeting. Under our bylaws, nominations for director or other business proposals to be addressed at our 2021 annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary no later than the close of business on March 22, 2021 and not earlier than February 20, 2021 (unless the date of the 2021 annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the Annual Meeting, in which case, for notice by the stockholder to be timely, it must be so received by the Corporate Secretary not earlier than the close of business on the 120th day prior to the 2021 annual meeting and not later than the close of business on the later of (i) the 90th day prior to the 2021 annual meeting, or (ii) the tenth day following the day on which public announcement of the date of the 2021 annual meeting is first made). The notice must contain the information required by the bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC. Copies of our bylaws are available on our website, www.hirequest.com, by selecting “Invest in HireQuest,” then selecting “Investor Relations,” and finally looking under the “Corporate Governance” tag, or may be obtained from the Corporate Secretary at no charge by requesting a copy in writing.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2019 (without exhibits) accompanies the notice of meeting and this proxy statement. The Annual Report is incorporated herein by reference. We will furnish to any stockholder, free of charge upon written request, any exhibit described in the list accompanying the Form 10-K. Any request should include a representation that the stockholder was the beneficial owner of shares of our common stock on April 24, 2020, the record date for the 2020 Annual Meeting, and should be directed to John D. McAnnar, Secretary and General Counsel, at 111 Springhall Drive, Goose Creek, SC 29445.

By the Order of the Board of Directors /s/ John D. McAnnar John D. McAnnar Corporate Secretary April 29, 2020

APPENDIX A

EQUITY INCENTIVE PLAN

HireQuest, Inc.
2019 Equity Incentive Plan

ADOPTED BY THE BOARD OF DIRECTORS:

DECEMBER 3, 2019

APPROVED BY STOCKHOLDERS:

_______________________________________

HireQuest, Inc. 2019 Equity Incentive Plan

1.
Purpose; Eligibility.

1.1             General Purpose. The name of this plan is the HireQuest, Inc. 2019 Equity Incentive Plan (the “Plan”). The purposes of the Plan are (a) to enable HireQuest, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants, and Directors who will contribute to the Company’s long range success; (b) to provide incentives that align the interests of Employees, Consultants, and Directors with those of the stockholders of the Company; (c) to promote the financial success of the Company’s business; and (d) to encourage the sense of proprietorship of such Employees, Consultants, and Directors.

1.2             Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants, and Directors after the receipt of Awards.

1.3             Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.
Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a)
If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)
If no such agreement exists, or if such agreement does not define Cause, a finding by the Committee in its sole and absolute discretion that the Employee or Consultant has: (i) committed, or entered a plea of guilty or no contest to, a felony or a crime involving moral turpitude or committed any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) engaged in conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) exhibited gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) engaged in the material violation of state or federal securities laws; or (v) failed, refused or neglected to perform his or her duties or to implement the directives of the Company.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members, in their sole and absolute discretion, that the Director has engaged in any of the following:

(a)
malfeasance in office;

(b)
gross misconduct or neglect;

(c)
false or fraudulent misrepresentation inducing the director’s appointment;

(d)
willful conversion of corporate funds; or

(e)
repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a)
One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)
One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the stock of such corporation; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns Company stock possessing 50% or more of the total voting power of the stock and acquires additional stock;

(c)
A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d)
One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3, provided, however, that the committee, if necessary, shall be comprised of independent non-employee directors as such term is defined in Rule 16b-3 with respect to Awards for all Company insiders.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means HireQuest, Inc. a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant, or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant, or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean the date that the Company’s stockholders approve this Plan if such stockholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or other similar publication. If the Common Stock is not so listed but is traded on an over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no such price as available for such date, on the last preceding date on which such prices shall be available, as reported by the National Quotation Bureau Incorporated shall be the Fair Market Value. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a)
If an Employee is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(c)
If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this HireQuest, Inc. 2019 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Prior Plan” means the Command Center, Inc. 2016 Stock Incentive Plan.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.5.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.
Administration.

3.1             Authority of Committee. The Plan shall be administered by the Compensation Committee of the Board or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)            to construe and interpret the Plan and apply its provisions;

(b)            to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)            to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)            to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)            to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)            from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)            to determine the number of shares of Common Stock to be made subject to each Award;

(h)            to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)             to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)             to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)            to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)             to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)           to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)            to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)            to exercise discretion to make all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2             Committee Decisions Final. All decisions made by the Committee, or by resolution of the Board, pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined to be arbitrary and capricious by a court having jurisdiction.

3.3             Delegation. The Committee or the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, provided that the Compensation Committee shall not delegate any powers, duties, or obligations with respect to any Awards or benefits to any insider subject to Section 16 of the Exchange Act. With respect to such insiders, the Committee shall be those members of the Compensation Committee of the Board that qualify as independent Non-Employee Directors or such other committee appointed by the Board in compliance with Rule 16b-3. The term “Committee” shall apply to any person or persons to whom authority to administer this Plan has been delegated. The Board may revest in the Board the administration of the Plan at any time. The Committee shall act pursuant to a vote of the majority of its members or by the written consent of all of its members. Minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4             Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and provided that, in the case of a criminal proceeding, the Committee had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.             Shares Subject to the Plan.

4.1             Subject to adjustment in accordance with Section 11, no more than 1,500,000 shares of Common Stock shall be available in the aggregate for the grant of Awards under the Plan (the “Total Share Reserve”). No Awards shall be made pursuant to the Prior Plan after the Effective Date of this Plan. All outstanding Awards under the Prior Plan, though, shall continue in effect in accordance with their terms and the terms of the Prior Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2             Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3             Subject to adjustment in accordance with Section 11, no more than 1,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4             Subject to adjustment in accordance with Section 11, no more than 250,000 shares of Common Stock may be issued in the aggregate to any Employee or Consultant and no more than 50,000 shares of Common Stock may be issued in the aggregate to any Director in any twelve-month period.

4.5             Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6             Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.             Eligibility.

5.1             Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants, and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants, and Directors following the Grant Date.

5.2             Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.             Option Provisions.

6.1             Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.2             Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.3             Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4             Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.5             Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.6             Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7             Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.8             Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.9             Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.10           Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.11           Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12           Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.13           Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.
Provisions of Awards Other Than Options.

7.1
Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price

The exercise price of a Free-Standing Right shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2
Restricted Awards.

(a) General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If, upon request by the Company, a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded to the nearest whole share.

(c) Restrictions

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. In no event shall a Restricted Period be less than three months.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)
Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3
Performance Share Awards.

(a) Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. Criteria used to establish Performance Goals may include but shall not be limited to: (i) income measures (which include net income, pre-tax income, and similar measures); (ii) sales measures (which include system-wide sales, same market sales, new market sales, sales from acquisitions, and other similar measures); (iii) revenue measures (including royalty revenue, service revenue, and other similar measures) (iv) expense measures (including selling, general and administrative expenses, maintenance of non-temporary payroll within historical norms, and other similar measures); and (v) corporate value measures (including accounts receivable turns, workers’ compensation loss ratios, and other similar measures). The Committee may also grant Performance Share Awards that are based on criteria other than those set forth above.

7.4             Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

8.             Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.             Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.          Miscellaneous.

10.1          Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2          Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3          No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4          Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5          Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.            Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.          Effect of Change in Control.

12.1          Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2          In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3          The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.          Amendment of the Plan and Awards.

13.1          Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2          Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3          Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants, and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code or to bring the Plan or Awards granted under it into compliance therewith.

13.4          No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5          Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.          General Provisions.

14.1          Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2          Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any law, regulation, or stock exchange listing requirement (or any Company policy that may be adopted or modified from time to time). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with such law, regulation, listing requirement, or Company policy.

14.3          Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4          Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.5          Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6          Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7          Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period.

14.8          No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9          Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.10        Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to comply therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company, the Board, nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company, the Board, nor the Committee will have any liability to any Participant for such tax or penalty.

14.11        Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12        Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended to avoid such conflict.

14.13        Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.14        Expenses. The costs of administering the Plan shall be paid by the Company.

14.15        Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16        Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17        Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.            Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.            Termination or Suspension of the Plan. The Plan shall terminate automatically on the date that is ten (10) years after the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.            Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.